UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2011 (February 18, 2011)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 18, 2011, the Board of Directors (the “Board”) of TPC Group Inc. (the “Company”) approved an increase in the size of the Board from seven directors to eight directors and elected Eugene Allspach to serve as a director, filling the vacancy resulting from the increase in size of the Board. The Company’s Board elected Mr. Allspach, who is considered an independent director, upon the recommendation of its Nominating and Governance Committee. Mr. Allspach will serve as a director until the next annual meeting of stockholders or until his earlier resignation or removal or when a successor is duly elected and qualified. Mr. Allspach has been appointed to the Company’s Audit Committee and Environmental, Health, Safety and Security Committee.

There are no arrangements or understandings between Mr. Allspach and any other person pursuant to which Mr. Allspach was elected as a director. There are no transactions in which Mr. Allspach has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Our non-employee directors, other than the Chairman of the Board, receive an annual retainer of $100,000, of which $50,000 is paid in restricted stock granted annually on the date of the annual stockholders meeting and the balance of which is paid in cash, payable in advance in quarterly installments and pro-rated for the term of service. Each director who serves on, but does not chair, the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Environmental, Health, Safety and Security Committee, or any special or ad hoc committee, receives an annual retainer of $5,000, payable in advance in quarterly installments and pro-rated for the term of service.

Item 7.01	Regulation FD Disclosure.

On February 21, 2011, the Company issued a press release announcing the election of Eugene Allspach as a director of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release identified above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: February 22, 2011	By:	/s/ Christopher A. Artzer
Christopher A. Artzer
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 21, 2011